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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) : March 5, 2003


                         Commission file number 0-26096


                             THE UNIMARK GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)


        0-26096                                           75-2436543
(Commission File Number)                       (IRS Employer Identification No.)


           UNIMARK HOUSE
          124 MCMAKIN ROAD
         BARTONVILLE, TEXAS                                  76226
(Address of Principal Executive Offices)                   (Zip Code)



                                 (817) 491-2992
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS.

     Attached hereto as Exhibit 99.1 is a press release disclosing a $16 million proposal for the company's Victoria juice processing plant and certain contract rights for the growing and processing of Italian lemons; and further, that UniMark has been informed by M&M Nominee, LLC, the company's largest shareholder, that it has withdrawn its previously-announced offer to acquire all of UniMark's outstanding shares of common stock not already owned by M&M Nominee.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                (c) EXHIBITS.

                       99.1    Press Release, Dated March 7, 2003.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                THE UNIMARK GROUP, INC.
                                                ----------------------
                                                    (Registrant)


Date:           March 7, 2003                   /s/  David E. Ziegler
                -------------                   --------------------------
                                                David E. Ziegler
                                                Chief Financial Officer


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                                INDEX TO EXHIBITS

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

EXHIBIT
NUMBER
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
99.1         Press Release, Dated March 7, 2003.

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